Restricted cash	6 Months Ended
Jun. 30, 2020
Restricted Cash and Cash Equivalents, Current [Abstract]
Restricted cash
4.	Restricted cash
Restricted cash represents deposits that was restricted for litigation. The deposits which was restricted cannot be withdrawn until the preservation of property has been lift. As of December 31, 2019 and June 30, 2020, the Group’s restricted cash were RMB1,392 and RMB6,175, respectively.